Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Small Cap Special Values Fund

(the “Fund”)

Supplement dated January 27, 2026, to the Statement of Additional Information (“SAI”)

of the Fund, dated October 1, 2025, as supplemented to date

Effective April 1, 2026, Tyndale Brickey, CFA, is added as a portfolio manager to the Fund. Accordingly, effective April 1, 2026, the following changes are made to the Fund’s SAI:

The table in the subsection of the SAI entitled “Portfolio Managers— Other Accounts,” solely as it relates to Allspring, is deleted in its entirety and replaced with the following:

		Other Accounts (As of May 31, 2025)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Advisers/ Subadviser	Portfolio Manager	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Allspring	Brian Martin, CFA	2	4,478.88	7	840.52	9	664.89
	Bryant VanCronkhite, CFA	12	21,294.66	11	2,164.13	26	2,404.89
	James M. Tringas, CFA	12	21,294.66	11	2,164.13	26	2,404.89
	Tyndale Brickey, CFA[23]	0	0	0	0	0	0
[23]	Ms. Brickey became a portfolio manager of the Fund on April 1, 2026. The information presented in this table is as of March 31, 2025, at which time Ms. Brickey was not a portfolio manager of the Fund.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.